UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 9, 2003

                             Accupoll Holding Corp.

             (Exact name of registrant as specified in its charter)



       Nevada                      000-32849                11-2751630
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation            File Number)             Identification No.)


  30 Executive Park, Suite 260, California                      92614
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code            (949) 200-4000
                                                   -----------------------------


                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

This current report on Form 8-K/A amends the Current Report on Form 8-K previously filed with the Commission on April 23,2003, relating to the merger of Accupoll Holding Corp. (the "Registrant"), with Z Prompt, Inc.

The following documents are included as part of this report:

(a) Financial Statements of the Business Acquired.

(i) The audited financial statements of Z Prompt, Inc. as of December 31, 2002, and for the year then ended and unaudited financial statements as of March 31, 2003, and for the three month period then ended are hereby included as a part of this report as Exhibit 99.1.


(b) Pro Forma Financial Information. The unaudited pro forma combined financial statements of the Registrant are hereby included as part of this report as
Exhibit 99.2. The unaudited pro forma combined financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisitions been in effect for the period presented.



(c) Exhibits:

   Exhibit No.    Name of Exhibit
   -----------    -------------------------------------------------------------
   99.1           Audited Financial Statements of Z Prompt, Inc.
   99.2           Unaudited Pro Forma Condensed Combined Financial Statements of
                  Accupoll Holding Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      GATEWAY INTERNATIONAL HOLDINGS, INC.





Date: June 23, 2003                     By:    /s/ Dennis Vadura
                                              ---------------------------------
                                                  Chairman of the Board and
                                                  Chief Executive Officer






Date: June 23, 2003                     By:    /s/ Craig A. Hewitt
                                              ---------------------------------
                                                  Craig A. Hewitt
                                                  Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.    Name of Exhibit
-----------    -------------------------------------------------------------
99.1*          Audited Financial Statements of Z Prompt, Inc.
99.2*          Unaudited Pro Forma Condensed Consolidated Financial Statements
               of Accupoll Holding Corp.



* Filed herewith.